EXHIBIT 10.1

Hillside Capital Incorporated

405 Park Avenue

12th Floor

New York, New York 10022

January 15, 2008

By Federal Express & Telecopier

Ampex Corporation

1228 Douglas Avenue

Redwood City, CA 94063-3199

Attention: Mr. Gordon Strickland

Gentlemen:

Reference is made to the Hillside-Ampex/Sherborne Agreement, dated as of December 1, 1994, as amended (as so amended, the “Agreement”). All capitalized terms used herein but not otherwise defined are used with meanings given to such terms in the Agreement.

Pursuant to the terms of the Amended Standstill Agreement, dated as of November 13, 2007, by and between Hillside, Ampex and the Ampex Group, the obligation of the members of the Ampex Group to make certain interest and principal payments with respect to the Notes that would have otherwise become due and payable during the period September 12, 2007 through January 14, 2008 (the “Standstill Period”) in the aggregate amount of $1,656,612 (consisting of $991,412 of accrued but unpaid interest and $665,200 of principal (collectively, the “Deferred Payment Amount”) was deferred. As a result of the termination of the Standstill Period effective January 14, 2008, the Deferred Payment Amount was due and payable in full today. Please be advised that Hillside hereby notifies the Ampex Group in accordance with Sections 3.4(a) and (b) of the Agreement that (i) the failure to pay such principal amount on the date hereof constitutes an Event of Default which entitles Hillside to declare the Notes (together with accrued interest thereon) immediately due and payable and (ii) the failure to pay such interest amount within 10 days from the delivery of this letter will constitute an Event of Default which will entitle Hillside to declare the Notes (together with accrued interest thereon) to be immediately due and payable.

Very truly yours,

HILLSIDE CAPITAL INCORPORATED

By:	/s/ Raymond F. Weldon
Name:	Raymond F. Weldon
Title:	Managing Director

cc: Joel D. Talcott, Esq.

Hillside Capital Incorporated

405 Park Avenue

12th Floor

New York, New York 10022

January 15, 2008

By Federal Express & Telecopier

Ampex Corporation

1228 Douglas Avenue

Redwood City, CA 94063-3199

Attention: Mr. Gordon Strickland

Gentlemen:

Reference is made to the Hillside-Ampex/Sherborne Agreement, dated as of December 1, 1994, as amended (as so amended, the ‘Agreement’). All capitalized terms used herein but not otherwise defined are used with meanings given to such terms in the Agreement.

Please be advised that Hillside hereby notifies the Ampex Group in accordance with Sections 3.4(a) and (b) of the Agreement that (i) the failure to pay the principal payment due on the date hereof with respect to the Notes in the aggregate amount of $665,200 constitutes an Event of Default and entitles Hillside to declare the Notes (together with accrued interest thereon) to be immediately due and payable and (ii) the failure to pay interest in the amount of $380,549 within 10 days from the delivery of this letter will constitute an Event of Default which will entitle Hillside to declare the Notes (together with accrued interest thereon) to be immediately due and payable.

Very truly yours,

HILLSIDE CAPITAL INCORPORATED

By:	/s/ Raymond F. Weldon
Name:	Raymond F. Weldon
Title:	Managing Director

cc: Joel D. Talcott, Esq.

Hillside Capital Incorporated

405 Park Avenue

12th Floor

New York, New York 10022

January 15, 2008

By Federal Express & Telecopier

Ampex Corporation

1228 Douglas Avenue

Redwood City, CA 94063-3199

Attention: Mr. Gordon Strickland

Gentlemen:

Reference is made to the Hillside-Ampex/Sherborne Agreement, dated as of December 1, 1994, as amended (as so amended, the “Agreement”). All capitalized terms used herein but not otherwise defined are used with meanings given to such terms in the Agreement.

Pursuant to Section 2.1 of the Agreement each member of the Ampex Group is required to make all commercially reasonable efforts to obtain the funds necessary to satisfy their joint and several liabilities for Required Contributions to the Plans. The members of the Ampex Group have breached this covenant by failing to make any portion of the Required Contribution to the Plans which was due to be paid today in the amount of $3,169,600 despite having sufficient cash resources to do so. Please be advised that Hillside hereby notifies the Ampex Group in accordance with Section 3.4(c) of the Agreement that if such breach of this covenant is not cured within 10 days from the delivery of this notice such breach will constitute an Event of Default which will entitle Hillside to declare the Notes (together with accrued interest thereon) to be immediately due and payable.

Very truly yours,

HILLSIDE CAPITAL INCORPORATED

By:	/s/ Raymond F. Weldon
Name:	Raymond F. Weldon
Title:	Managing Director

cc: Joel D. Talcott, Esq.